UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 29, 2005

(Date of earliest event reported)

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

512-878-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 29, 2005, Grande Communications Holdings, Inc. (“Grande”) issued a press release announcing its results for the year ending December 31, 2004, and on the following day held a related conference call to discuss the results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding Grande and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as a part of this report:

Exhibit No.	Description
99	Press Release, dated March 29, 2005, announcing, among other things, 2004 annual results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: March 29, 2005	By:	/s/ William E. Morrrow
William E. Morrrow
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Grande Communications Holdings, Inc. Press Release Dated March 29, 2005.

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